                                                            EXHIBIT 4.01

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          COCA-COLA ENTERPRISES INC.

                            7% DEBENTURE DUE 2098

R-1                                                               $200,000,000

REGISTERED                                                  (Principal Amount)

GLOBAL SECURITY                                              CUSIP:  191219BD5


            COCA-COLA ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) on May 15, 2098 (the "Maturity Date") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon, in like coin or currency, at a rate of 7% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on May 15 and November 15 (each an "Interest Payment Date") in each year commencing on November 15, 1998, to the registered holder of this Debenture (the "Holder") as of the close of business on the Regular Record Date for such interest payment, which shall be the May 1 and November 1 next preceding such Interest Payment Date, and on the Maturity Date shown above. Interest on this Debenture will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from May 18, 1998, until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions provided in the Indenture (as defined below), be paid to the Person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

            Payment of the principal of and interest on this Debenture will be made by wire transfer in immediately available funds to an account maintained by DTC for such purpose.

            Upon the occurrence of a Tax Event (as defined below), the Company will have the right to shorten the maturity of the Debentures (as defined below) to the minimum extent required, in the opinion of nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Debentures will be deductible for United States federal income tax purposes or, if such counsel is unable to opine definitively as to such minimum period, the minimum extent so required as determined in good faith by the Board of Directors of the Company. In the event that the Company elects to exercise its right to shorten the maturity date of the Debentures on the occurrence of a Tax Event, the Company shall mail a notice of shortened maturity to each Holder of Debentures by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debenture. Such notice shall be effective immediately upon mailing.

            "Tax Event" means that the Company shall have received an opinion of nationally recognized tax counsel to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective amendment, clarification or change) in any law, or any regulation thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (any of the foregoing, an "Administrative or Judicial Action"), or (c) any amendment to, clarification of, or change in, any official position with respect to, or any interpretation of, an Administrative or Judicial Action or law or regulation of the United States that differs from the theretofore generally accepted position or interpretation, in each case, occurring on or after May 18, 1998, there is more than an insubstantial increase in the risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes.

            In addition, if a Tax Event occurs and in the opinion of nationally recognized independent tax counsel there would, notwithstanding any shortening of the maturity of the Debentures, be more than an insubstantial risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes, the Company shall have the right, within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) on no less than 30 or more 60 days' notice mailed to Holders of the Debentures, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures, and (ii) the sum of the present value of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, together in either case with accrued interest on the principal amount being redeemed to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures. "Independent Investment Banker" means any of the Reference Treasury Dealers appointed by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means each of Lehman Brothers Inc., Deutsche Morgan Grenfell Inc., and Salomon Brothers Inc and their respective successors and any other nationally recognized investment banking firm that is a Primary Treasury Dealer appointed from time to time by the Company; provided that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Prime Treasury Dealer"), the Company shall substitute therefor another nationally recognized investment banking firm that is a "Primary Treasury Dealer".

            "Remaining Scheduled Payments" means, with respect to each Debenture to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

            On and after the redemption date, interest will cease to accrue on the Debentures called for redemption. On or before any redemption date, the Company shall deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Debentures to be redeemed on such date.

            This Debenture is one of a duly authorized issue of securities (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of July 30, 1991, as amended and supplemented by the First Supplemental Indenture dated as of January 29, 1992 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series of Securities designated as "7% Debentures Due 2098" (the "Debentures"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

            If an Event of Default, as defined in the Indenture, with respect to the Debentures shall occur and be continuing, the principal amount hereof may be declared, and upon such declaration shall be due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securities and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

            No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Debenture may be registered on the Security Register of the Company upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debentures of this series having the same terms as this Debenture, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Debentures are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Debenture is exchangeable for a like aggregate principal amount of Debentures of this series having the same terms as this Debenture of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            THE INDENTURE AND THE DEBENTURES, INCLUDING THIS DEBENTURE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

            All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Debentures.

            Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, formerly known as Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                                    COCA-COLA ENTERPRISES INC.

                                         S/ VICKI R. PALMER
                                    By:________________________________
                                       Name:    Vicki R. Palmer
                                       Title:   Vice President and
                                                Treasurer

Attest:

    S/ E. LISTON BISHOP III
By:____________________________
   Name: E. Liston Bishop III
   Title: Assistant Secretary

[SEAL]

Date:       May 18, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
as Trustee,

    S/ GLENN G. MCKEEVER
By: _____________________________
    Name:  Glenn G. McKeever
    Title: Vice President

                               ASSIGNMENT FORM


To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to


(Print or type assignee's name, address and zip code)
---------------------------------------------------------------------
---------------------------------------------------------------------
---------------------------------------------------------------------

(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint -----------------------------------------
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.



Dated:____________________          ______________________________

                                    ______________________________


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Debenture in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          COCA-COLA ENTERPRISES INC.

                            7% DEBENTURE DUE 2098

R-2                                                                $50,000,000

REGISTERED                                                  (Principal Amount)

GLOBAL SECURITY                                            CUSIP:  191219 BD 5


            COCA-COLA ENTERPRISES INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), which term includes any successor corporation under the Indenture referred to herein), for value received, hereby promises to pay to CEDE & CO., or registered assigns, upon presentation, the principal sum of FIFTY MILLION DOLLARS ($50,000,000) on May 15, 2098 (the "Maturity Date") in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon, in like coin or currency, at a rate of 7% per annum, computed on the basis of a 360-day year consisting of twelve 30-day months, until the principal hereof is paid or duly made available for payment, semiannually in arrears on May 15 and November 15 (each an "Interest Payment Date") in each year commencing on November 15, 1998, to the registered holder of this Debenture (the "Holder") as of the close of business on the Regular Record Date for such interest payment, which shall be the May 1 and November 1 next preceding such Interest Payment Date, and on the Maturity Date shown above. Interest on this Debenture will accrue from the most recent Interest Payment Date to which interest has been paid or duly provided for or, if no interest has been paid, from May 18, 1998, until the principal hereof has been paid or duly made available for payment. If the Maturity Date or an Interest Payment Date falls on a day which is not a Business Day, as defined below, principal or interest payable with respect to such Maturity Date or Interest Payment Date, as the case may be, will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date or Interest Payment Date, as the case may be, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or Interest Payment Date. The interest so payable and punctually paid or duly provided for on any Interest Payment Date will, subject to certain exceptions provided in the Indenture (as defined below), be paid to the Person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the Regular Record Date for such interest payment; provided, however, that interest payable on the Maturity Date will be payable to the Person to whom the principal hereof is payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the Persons, and on the notice, as is provided in the Indenture. As used herein, "Business Day" means any day, other than a Saturday or Sunday, on which banks in The City of New York are not required or authorized by law to close.

            Payment of the principal of and interest on this Debenture will be made by wire transfer in immediately available funds to an account maintained by DTC for such purpose.

            Upon the occurrence of a Tax Event (as defined below), the Company will have the right to shorten the maturity of the Debentures (as defined below) to the minimum extent required, in the opinion of nationally recognized independent tax counsel, such that, after the shortening of the maturity, interest paid on the Debentures will be deductible for United States federal income tax purposes or, if such counsel is unable to opine definitively as to such minimum period, the minimum extent so required as determined in good faith by the Board of Directors of the Company. In the event that the Company elects to exercise its right to shorten the maturity date of the Debentures on the occurrence of a Tax Event, the Company shall mail a notice of shortened maturity to each Holder of Debentures by first-class mail not more than 60 days after the occurrence of such Tax Event, stating the new maturity date of the Debenture. Such notice shall be effective immediately upon mailing.

            "Tax Event" means that the Company shall have received an opinion of nationally recognized tax counsel to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced prospective amendment, clarification or change) in any law, or any regulation thereunder, of the United States, (b) any judicial decision, official administrative pronouncement, ruling, regulatory procedure, notice or announcement, including any notice or announcement of intent to adopt or promulgate any ruling, regulatory procedure or regulation (any of the foregoing, an "Administrative or Judicial Action"), or (c) any amendment to, clarification of, or change in, any official position with respect to, or any interpretation of, an Administrative or Judicial Action or law or regulation of the United States that differs from the theretofore generally accepted position or interpretation, in each case, occurring on or after May 18, 1998, there is more than an insubstantial increase in the risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes.

            In addition, if a Tax Event occurs and in the opinion of nationally recognized independent tax counsel there would, notwithstanding any shortening of the maturity of the Debentures, be more than an insubstantial risk that interest paid by the Company on the Debentures is not, or will not be, deductible, in whole or in part, by the Company for United States federal income tax purposes, the Company shall have the right, within 90 days following the occurrence of such Tax Event, to redeem the Debentures in whole (but not in part) on no less than 30 or more 60 days' notice mailed to Holders of the Debentures, at a redemption price equal to the greater of (i) 100% of the principal amount of the Debentures, and (ii) the sum of the present value of the Remaining Scheduled Payments thereon discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, together in either case with accrued interest on the principal amount being redeemed to the date of redemption.

            "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity (computed as of the second business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

            "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Debentures. "Independent Investment Banker" means any of the Reference Treasury Dealers appointed by the Company.

            "Comparable Treasury Price" means, with respect to any redemption date (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day (A) the average of the Reference Treasury Dealer Quotations for such redemption date after excluding the highest and lowest of such Reference Dealer Quotations, or
(B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third business day preceding such redemption date.

            "Reference Treasury Dealer" means each of Lehman Brothers Inc., Deutsche Morgan Grenfell Inc., and Salomon Brothers Inc and their respective successors and any other nationally recognized investment banking firm that is a Primary Treasury Dealer appointed from time to time by the Company; provided that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Prime Treasury Dealer"), the Company shall substitute therefor another nationally recognized investment banking firm that is a "Primary Treasury Dealer".

            "Remaining Scheduled Payments" means, with respect to each Debenture to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date but for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Debenture, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

            On and after the redemption date, interest will cease to accrue on the Debentures called for redemption. On or before any redemption date, the Company shall deposit with a paying agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Debentures to be redeemed on such date.

            This Debenture is one of a duly authorized issue of securities (hereinafter called the "Securities") of the Company issued and to be issued under an Indenture dated as of July 30, 1991, as amended and supplemented by the First Supplemental Indenture dated as of January 29, 1992 (collectively, the "Indenture"), between the Company and The Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which the Indenture and all indentures supplemental thereto and the Officers' Certificate setting forth the terms of this series of Securities reference is hereby made for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and the terms upon which the Debentures are, and are to be, authenticated and delivered. This Debenture is one of the series of Securities designated as "7% Debentures Due 2098" (the "Debentures"). The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder.

            If an Event of Default, as defined in the Indenture, with respect to the Debentures shall occur and be continuing, the principal amount hereof may be declared, and upon such declaration shall be due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series under the Indenture to be affected at any time by the Company and the Trustee with the consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities of each series under the Indenture affected thereby. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Outstanding Securities of each series under the Indenture, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture or such Securities and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture.

            No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Debenture at the times, places, and rate, and in the coin or currency, herein prescribed.

            As provided in the Indenture, and subject to certain limitations therein set forth, the transfer of this Debenture may be registered on the Security Register of the Company upon surrender of this Debenture for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Debentures of this series having the same terms as this Debenture, of authorized denominations, having the same terms and conditions and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

            The Debentures are issuable only in registered form without coupons in denominations of $1,000 and whole multiples of $1,000. As provided in the Indenture, and subject to certain limitations therein set forth, this Debenture is exchangeable for a like aggregate principal amount of Debentures of this series having the same terms as this Debenture of a different authorized denomination, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            Prior to due presentment of this Debenture for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Debenture is registered as the owner hereof for all purposes, whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            THE INDENTURE AND THE DEBENTURES, INCLUDING THIS DEBENTURE, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

            All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture and all references in the Indenture to "Security" or "Securities" shall be deemed to include the Debentures.

            Unless the certificate of authentication hereon has been executed by The Chase Manhattan Bank, formerly known as Chemical Bank, the Trustee under the Indenture, or its successor thereunder, by the manual signature of one of its authorized officers, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed, manually or in facsimile, and a facsimile of its corporate seal to be imprinted hereon.

                                    COCA-COLA ENTERPRISES INC.

                                         S/ VICKI R. PALMER
                                    By:________________________________
                                       Name:    Vicki R. Palmer
                                       Title:   Vice President and
                                                Treasurer

Attest:

    S/ E. LISTON BISHOP III
By:____________________________
   Name: E. Liston Bishop III
   Title: Assistant Secretary

[SEAL]

Date:       May 18, 1998

TRUSTEE'S CERTIFICATE OF AUTHENTICATION:
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE CHASE MANHATTAN BANK
as Trustee,

    S/ GLENN G. MCKEEVER
By: _____________________________
    Name:  Glenn G. McKeever
    Title: Vice President

                               ASSIGNMENT FORM


To assign this Debenture, fill in the form below:

I or we assign and transfer this Debenture to
-----------------------------------------------------------
-----------------------------------------------------------
-----------------------------------------------------------
(Print or type assignee's name, address and zip code)

-----------------------------------------------------------
-----------------------------------------------------------

(Insert assignee's soc. sec. or tax I.D. no.)

and irrevocably appoint -----------------------------------
agent  to  transfer this Debenture on the books of the Company.
The agent may substitute another to act for him.



Dated:____________________          ______________________________

                                    ______________________________


NOTICE: The signature to this assignment must correspond with the name as it appears on the first page of the within Debenture in every particular, without alteration or enlargement or any change whatever and must be guaranteed by a commercial bank or trust company having its principal office or a correspondent in the City of New York or by a member broker of the New York, Midwest or Pacific Stock Exchange.